ASM FUND PORTFOLIO

 American Telephone & Telegraph Co.
 Allied Signal, Inc.
 Aluminum Company of America
 American Express Co.
 Bethlehem Steel Corp.
 Boeing Co.
 Caterpillar
 Chevron Corp.
 Coca-Cola Co.
 Walt Disney
 Dupont de Nemours & Co.
 Eastman Kodak Co.
 Exxon Corp.
 General Electric Co.
 General Motors Corp.
 Goodyear Tire & Rubber Co.
 International Business Machines Corp.
 International Paper Co.
 McDonald's Corp.
 Merck & Co.
 Minnesota Mining & Manufacturing Co.
 JP Morgan
 Philip Morris Companies, Inc.
 Procter & Gamble Co.
 Sears Roebuck & Co.
 Texaco, Inc.
 Union Carbide Corp.
 United Technologies Corp.
 Westinghouse Electric Corp.
 Woolworth Corp.

 Managed by:
 Vector Index Advisors, Inc.
 15438 North Florida Avenue Ste. 107
 Tampa, Florida 33613
 (813)963-3150
 (800)445-2763

                    ASM FUND, INC.
                    Tampa, Florida

         Audited Annual Financial Statements
            For the Year Ended October 31, 1996


---------------------------------------------------
            Table of Contents                 Page
---------------------------------------------------

  Report of Independent Accountants            1

  Schedule of Investments in Securities       2,3

  Statement of Assets and Liabilities          4

  Statement of Operations                      5

  Statements of Changes in Net Assets          6

  Financial Highlights                         7

  Notes to Financial Statements               8-10

---------------------------------------------------
[GRAPHIC OMITTED]

December 31, 1996

Dear ASM Fund Shareholder,

     During the past year, the stock market pundits were pessimistic about stocks in 1996, after such a strong 1995. Happily, they were incorrect and ASM Fund shareholders benefited. The last quarter saw increasing volatility that has become a stock market phenomenon and investors are learning not to overreact to short term swings in prices. The "Dow" continues to be less volatile than other sectors of the market. The average mutual fund trailed the ASM Fund by more than 25% this year.

     The consensus of analysts' projections for 1997 anticipate about an 15% increase in earnings in the 30 Dow companies. The global business is growing and the companies are more productive than ever.

     The superior performance of the ASM Fund was helped by the lowering of expenses during 1996. As the public discovers the benefits of investing in an index fund, I expect to see the ASM Fund grow dramatically. Market observers will find the Dow Jones Industrial Average produces superior returns. Combining the performance will lower expenses, will make the ASM Fund more attractive. The press has continued to recognized the Fund and its advantages.

     I am proud that the ASM Fund was selected as one of the three growth funds of the eleven best funds to own in 1997 by, "Best Pick for 1997." We are also being featured by some of the prestigious investment firms in their select lists. There are good reasons for 1997 to be an exceptional year for the ASM Fund.


Very truly yours,

/s/Steven H. Adler
Steven H. Adler
President

                      Report of Independent Accountants

To the Shareholders and Board of Directors of ASM Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1995 and the financial highlights before restatement for the years ended October 31, 1995, 1994, 1993 and 1992, were audited by other auditors, whose report dated December 27, 1995 expressed an unqualified opinion. We also audited the adjustments described in Note 5 that were applied to restate the expense ratios included in the financial highlights for the years ended October 31, 1995, 1994 and 1993. In our opinion such adjustments are appropriate and have been properly applied.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1996, the results of its operations, the changes in the net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Tampa, Florida
December 5, 1996


                                      ASM FUND, INC.
                                 Portfolio of Investments
                                      October 31, 1996
--------------------------------------------------------------------------------------------
                                      % of Total
                                      Net Assets              Shares               Value
                                      ------------         -------------         -----------
Common Stocks--


Aerospace                                   11.1%
             Boeing Company                                       4,605             439,202
             United Technologies Corp.                            4,605             592,894
                                                                                 -----------
                                                                                  1,032,096
                                                                                 -----------
Auto and Truck                               2.7%
             General Motors Corporation                           4,605             248,094
                                                                                 -----------
Banking                                      4.3%
             J. P. Morgan & Co., Inc.                             4,605             397,757
                                                                                 -----------
Beverage                                     2.5%
             Coca-Cola Company                                    4,605             232,552
                                                                                 -----------
Chemical                                     6.7%
             E. I. DuPont de Nemours & Co.                        4,605             427,114
             Union Carbide Corporation                            4,605             196,288
                                                                                 -----------
                                                                                    623,402
                                                                                 -----------
Consumer Products                            4.9%
             Proctor & Gamble Company                             4,605             455,895
                                                                                 -----------
Drugs and Hospital Supplies                  3.7%
             Merck & Co., Inc.                                    4,605             341,346
                                                                                 -----------
Electrical Equipment                         5.6%
             General Electric Corp.                               4,605             445,534
             Westinghouse Electric Corp.                          4,605              78,861
                                                                                 -----------
                                                                                    524,395
                                                                                 -----------
Entertainment and Leisure                    3.3%
             Walt Disney Company                                  4,605             303,354
                                                                                 -----------
Financial Services                           2.3%
             American Express Company                             4,605             216,435
                                                                                 -----------
Machinery                                    3.4%
             Caterpillar, Inc.                                    4,605             316,018
                                                                                 -----------
Metals and Mining                            2.9%
             Aluminum Company of America                          4,605             269,968
                                                                                 -----------


             See accompanying Notes to Financial Statements                                  page 2



----------------------------------------------------------------------------------------------------
                                          ASM FUND, INC.
                               Portfolio of Investments, (Continued)
                                          October 31, 1996
----------------------------------------------------------------------------------------------------
                                                   % of Total
                                                   Net Assets         Shares              Value
                                                  -------------     ------------       -------------
Common Stocks (continued)


Office Equipment                                          6.4%
             International Business Machines                              4,605      $      594,045
                                                                                       -------------
Oil-International                                        12.7%
             Chevron Corporation                                          4,605             302,779
             Exxon Corporation                                            4,605             408,118
             Texaco, Inc.                                                 4,605             467,983
                                                                                       -------------
                                                                                          1,178,880
                                                                                       -------------
Paper                                                     2.1%
             International Paper Company                                  4,605             196,864
                                                                                       -------------
Photography                                               3.9%
             Eastman Kodak Co.                                            4,605             367,249
                                                                                       -------------
Restaurant                                                2.2%
             McDonald's Corp.                                             4,605             204,346
                                                                                       -------------
Retail                                                    3.4%
             Sears, Roebuck & Company                                     4,605             222,767
             Woolworth Corp. (A)                                          4,605              96,705
                                                                                       -------------
                                                                                            319,472
                                                                                       -------------
Steel                                                     0.4%
             Bethlehem Steel Corp. (A)                                    4,605              37,416
                                                                                       -------------
Telecommunications                                        1.7%
             American Telephone & Telegraph Co.                           4,605             160,607
                                                                                       -------------
Tire and Rubber                                           2.3%
             Goodyear Tire & Rubber                                       4,605             211,254
                                                                                       -------------
Tobacco                                                   4.5%
             Philip Morris Companies, Inc.                                4,605             426,538
                                                                                       -------------
Diversified                                               7.0%
             Allied-Signal, Inc.                                          4,605             301,628
             Minnesota Mining & Manufacturing Co.                         4,605             352,858
                                                                                       -------------
                                                                                            654,486
                                                                                       -------------

Total common stocks (cost - $9,220,201)                 100.0%                            9,312,469
Other assets less liabilities                             0.0%                                3,014
                                                  -------------                        -------------

Total Net Assets                                        100.0%                       $    9,315,483
                                                  =============                        =============

(A) Non-income producing security

See accompanying Notes to Financial Statements.
                                                                                                 page 3


-------------------------------------------------------------------------
                             ASM FUND, INC.
                  Statement of Assets and Liabilities

                             October 31, 1996
-------------------------------------------------------------------------


Assets:

Investments at market value
     (cost of $9,220,201)                                 $    9,312,469
Cash                                                             294,836
Receivable for securities sold                                 5,537,903
Receivable for capital stock sold                                 10,510
Receivable from advisor (Note 5)                                 201,946
Dividends receivable                                               8,257
Other assets                                                      23,893
                                                       ------------------

             Total Assets                                     15,389,814
                                                       ------------------

Liabilities:

Payable for capital stock redeemed                             5,883,634
Accrued expense                                                   65,897
Accrued taxes payable (Note 5)                                   124,800
                                                       ------------------

             Total Liabilities                                 6,074,331
                                                       ------------------


Net Assets                                                 $   9,315,483
                                                       ==================

Net Asset value per share is based
on 659,472 shares of $.001 par
value capital stock outstanding (authorized
capital stock - 1,000,000,000 shares)                      $       14.13
                                                       ==================

Net assets consist of:

Capital paid-in                                            $   9,145,424
Undistributed net investment income                               89,231
Accumulated net realized loss on investments                     (11,440)
Net unrealized appreciation on investments                        92,268
                                                       ------------------


Net Assets                                                 $   9,315,483
                                                       ==================

See accompanying Notes to Financial Statements.                                  page 4


------------------------------------------------------------------------------------
                                     ASM FUND, INC.
                                 Statement of Operations
                               Year Ended October 31, 1996
------------------------------------------------------------------------------------

    Investment income:
      Dividends                                                      $    270,048
      Interest                                                             22,293
                                                                   ---------------

                Total investment income                                   292,341
                                                                   ---------------

    Expenses:
      Legal fees                                                           96,134
      Audit fees                                                           52,620
      Custodian fees                                                       36,010
      Printing and postage                                                 12,047
      Transfer agent and accounting fees                                   30,159
      Registration and filing fees                                         29,173
      Amortization of organization expense                                 11,607
      Trustee fees                                                         20,226
      Administrative fees                                                   6,250
      Interest expense                                                     10,300
      Other expenses                                                       11,963
                                                                   ---------------
                Total expenses                                            316,489
    Less:
      Reimbursement of expenses by advisor                                 89,199
                                                                   ---------------
                Total expenses - net                                      227,290
                                                                   ---------------
                Investment income - net                                    65,051
                                                                   ---------------

    Realized and unrealized gain (loss) on investments :
      Net realized gain                                                 2,445,312
      Change in unrealized depreciation of investments                   (362,252)
                                                                   ---------------
      Net gain on investments                                           2,083,060
                                                                   ---------------


    Net increase in net assets resulting from operations             $  2,148,111
                                                                   ===============



    See accompanying Notes to Financial Statements.                               page 5


------------------------------------------------------------------------------------------------
                                        ASM FUND, INC.
                              Statement of Changes in Net Assets
                             Years Ended October 31, 1996 and 1995
------------------------------------------------------------------------------------------------
                                                               October 31,        October 31,
                                                                  1996               1995
                                                             ----------------   ----------------


Increase (decrease) in net assets
Operations:
  Net investment income                                        $      65,051        $     2,868
  Net realized gain from investment transactions                   2,445,312            753,136
  Net change in unrealized appreciation (depreciation)
     of investments                                                (362,252)            424,306
                                                             ----------------   ----------------
     Net increase in net assets resulting from operations          2,148,111          1,180,310
                                                             ----------------   ----------------
Distributions to shareholders:
  Net investment income                                             (65,051)           (23,980)
  In excess of net investment income                                (12,633)           (66,021)
                                                             ----------------   ----------------
     Total distributions                                            (77,684)           (90,001)
                                                             ----------------   ----------------
Capital share transactions:
  Net proceeds from shares sold                                  49,671,530         29,998,335
  Reinvestment of distributions                                      66,202             81,452
  Cost of redemptions                                           (52,196,702)       (28,742,989)
                                                             ----------------   ----------------
     Net increase (decrease) in net assets
        resulting from capital share transactions                (2,458,970)          1,336,798
                                                             ----------------   ----------------
Total increase (decrease) in net assets                            (388,543)          2,427,107

Net Assets:
  Beginning of period                                              9,704,026          7,276,919
                                                             ----------------   ----------------
  End of period (including undistributed net
   income of $89,231 and $0 for 1996 and 1995,
   respectively)                                                 $ 9,315,483      $   9,704,026
                                                            ================    ================

Changes in shares outstanding:
  Shares sold                                                      3,734,945         2,975,479
  Shares issued in connection with
     reinvestment of distributions                                    4,919              7,929
  Shares redeemed                                                (3,934,108)        (2,873,468)
                                                             ----------------   ----------------
Net increase (decrease)                                            (194,244)           109,940
                                                             ================   ================

See accompanying Notes to Financial Statements.                                          page 6


------------------------------------------------------------------------------------------------------
                                               ASM FUND, INC.
                                            Financial Highlights
------------------------------------------------------------------------------------------------------

                                                               Years Ended October 31,
                                         -------------------------------------------------------
Selected Per Share Data                     1996     1995 (b)   1994 (b)   1993 (b)   1992 (b)
                                         -------------------------------------------------------

Net asset value, beginning of period       $  11.37  $    9.78   $  10.07   $  9.23    $ 8.93
                                         -------------------------------------------------------
  Income (loss) from investment operations
  Net investment income                        0.08          -       0.56      0.43      0.26
  Net gains or (losses) on securities
     (both realized and unrealized)            2.76       1.77      (0.16)     0.88      0.20
                                         -------------------------------------------------------
     Total from investment operations          2.84       1.77       0.40      1.31      0.46
                                         -------------------------------------------------------
  Less distributions from
     Net investment income                    (0.07)     (0.05)     (0.52)    (0.47)    (0.16)
     In excess of net investment income       (0.01)     (0.13)         -         -         -
     Return of capital                            -          -      (0.17)        -         -
                                         -------------------------------------------------------
     Total distributions                      (0.08)     (0.18)     (0.69)    (0.47)    (0.16)
                                         -------------------------------------------------------
Net asset value, end of period             $  14.13   $  11.37  $    9.78  $  10.07    $ 9.23
                                         =======================================================
Total Return                                  25.01%     18.10%      3.97%    14.65%     5.10%
                                         =======================================================
Ratios/Supplemental Data
Net assets, end of period (000)               9,315      9,704      7,277      17,085    6,583
Ratio of expenses to average
   net assets*                                1.86%    3.01%**      0.75%       0.75%    0.75%
Ratio of net investment income to
   average net assets*                        0.53%      0.04%      2.17%       3.35%    2.41%
Portfolio turnover rate ***                    391%       340%      1193%        642%     405%

Number of shares outstanding
   at the end of period                     659,472    853,716    743,776   1,696,044  713,816

Average commission rate (a)               $    0.08         -          -           -         -

*     Net of expense reimbursement.  If the expense reimbursement had not been in effect, the ratio of expenses to average net assets would have been 2.59%, 5.77%, 2.94%, 3.38% and 3.91% for the years ended
October 31,1996, 1995, 1994, 1993 and 1992, respectively.  As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended
October 31, 1995, 1994 and 1993, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.  (See Note 5)
**    Includes $50,460 of interest expense not subject to the expense reimbursement agreement.
***   The ASM Fund continues to be as fully invested in equities as possible.  Therefore, almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of transactions requested by Fund shareholders.
(a)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(b)  Audited by predecessor auditor.

          See accompanying Notes to Financial Statements.                                       page 7


                                ASM FUND, INC.
                        Notes to Financial Statements
                               October 31, 1996


 ASM Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end diversified management investment company.

1.     SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

SECURITY VALUATION

Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS

The Fund records purchases of investments one business day after trade date and sale of investments on the trade date. Realized gains and losses on sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consists of cash on deposit with the custodian.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required for the year ended October 31, 1996.

                                       ASM FUND, INC.
                          Notes to Financial Statements, Continued
                                       October 31, 1996


2.    INVESTMENT ADVISORY FEES
     The Fund operated under an investment management agreement (the "Agreement") with Vector Index Advisors, Inc. (the "Advisor") through
April 15, 1995, which agreement was not continued after such date due to technical requirements under the 1940 Act, and thereafter received the services called for under the Agreement without charge. Under the agreement, the Advisor was entitled to receive a fee, accrued daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets. The Fund will propose that shareholders approve a new agreement which will provide for such fees and reimbursements as are agreeable to the parties.

     The Advisor provided continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. The Agreement provided for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, and extraordinary expenses, exceeded a certain percentage of the Fund's average daily net assets for any full fiscal year. Under state expense limitations then applicable to the Fund, the Advisor is required to limit expenses of the Fund to 2.5% of average net assets for the first $30,000,000, 2.0% of the average net assets for the next $70,000,000 and 1.50% of the average net assets in excess of $100,000,000. Such state law provisions excluded items such as taxes, interest, brokerage commissions, and extraordinary expenses from such limitations. Pursuant to such limitations, and to further commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $89,199 for the year ended October 31, 1996, of which $10,649 was required as a result of the state expense limitation discussed above.

     In November 1995, a regional office of the Securities and Exchange Commission advised the Advisor that it intended to recommend administrative proceedings against the Advisor on the grounds that a delay by the Advisor in its payment of a receivable owed from the Advisor constituted an improper loan to the Advisor. Without admitting to the allegation, the Advisor and it's president have settled the matter by paying a fine of $10,000 and agreeing to an order intended to prevent a repetition of the challenged activities.

                                                                     page 9
[GRAPHIC OMITTED]

                                ASM FUND, INC.
                   Notes to Financual Statements, Continued
                               0ctober 31, 1996


3.   INVESTMENT TRANSACTIONS
     For the year ended October 31, 1996, purchases and sales of investment securities, (excluding short-term securities) were $45,982,701 and $48,107,248, respectively.
     As of October 31, 1996, the aggregate cost of investments for Federal income tax purposes was $9,440,409 and net unrealized depreciation for Federal income tax purposes was comprised of the following:

          Gross unrealized appreciation of investments     $  92,180
          Gross unrealized depreciation of investments      (220,120)
                                                           ---------
          Net unrealized depreciation of investments       $(127,940)
                                                           =========

4    DEFERRED ORGANIZATION EXPENSES
     Organization expenses in the amount of $175,320 were initially paid by the Advisor and were reimbursed by the Fund. These costs were deferred and amortized over a sixty-month period.

5.   FINANCIAL HIGHLIGHTS RESTATEMENT
     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information currently available, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995, 1994 and 1993. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $9,900, $69,700 and $34,900 for the years ended October 31, 1995, 1994 and 1993, respectively. The Advisor has agreed to bear these costs. Also, as discussed in Footnote 2, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund and reimbursed by the Advisor. As a result of this, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. The expense ratios prior to restatement were 5.94%, 2.55% and 2.86% for the years ended October 31, 1995, 1994 and 1993, respectively. In addition, the Advisor has also agreed to reimburse the Fund for accrued interest due on the Federal income taxes of approximately $10,300 reflected on the Statement of Operations for the year ended October 31, 1996. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.
     The Board of Directors of the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Advisor within 30 days of determination.

6.   RELATED PARTY TRANSACTIONS
     In connection with the production of certain of the Fund's required communications, certain printing costs in the amount of approximately $4,500 were paid to the Advisor for services provided.